UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2010

Mirant Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16107	20-3538156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia		30338
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 579-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 4, 2010, GenOn Escrow Corp. (“GenOn Escrow”), a newly formed Delaware subsidiary of Mirant Corporation (“Mirant”), completed its previously announced offering of two series of senior secured notes:

•	$550 million of 9.875% senior unsecured notes due 2020 to be initially issued by GenOn Escrow (the “2020 Senior Notes”); and

•	$675 million of 9.5% senior unsecured notes due 2018 to be initially issued by GenOn Escrow (the “2018 Senior Notes” and, together with the 2020 Senior Notes, the “Senior Notes”).

The Senior Notes were offered only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside of the United States in reliance on Regulation S under the Securities Act. The Senior Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

GenOn Escrow issued the Senior Notes in connection with the proposed merger (the “Merger”) of Mirant and RRI Energy, Inc. (“RRI Energy”), pursuant to the agreement and plan of merger, dated as of April 11, 2010, by and among RRI Energy, RRI Energy Holdings, Inc. and Mirant (the “Merger Agreement”). The Senior Notes were issued and sold in accordance with the purchase agreement, dated as of September 20, 2010, among Mirant, RRI Energy, GenOn Escrow and J.P. Morgan Securities LLC, as representative of the several initial purchasers listed in the purchase agreement, pursuant to an indenture, dated as of October 4, 2010 (the “Indenture”), between GenOn Escrow and Wilmington Trust Company, as trustee.

In connection with the issuance and sale of the Senior Notes, GenOn Escrow additionally entered into an escrow and security agreement (the “Escrow and Security Agreement”), dated as of October 4, 2010, with RRI Energy, Mirant, Wilmington Trust Company, as trustee, Deutsche Bank Trust Company Americas, as escrow agent (the “Escrow Agent”), J.P. Morgan Securities Inc. and the several initial purchasers of the Senior Notes, in favor of the holders of the Senior Notes. The proceeds of the offering were deposited, pursuant to the Escrow and Security Agreement, into a segregated escrow account pending completion of the Merger.

Pursuant to the Escrow and Security Agreement and the Indenture, GenOn Escrow will be required to redeem the Senior Notes at a redemption price equal to 100% of the issue price of each series of Senior Notes, plus accrued and unpaid interest to, but excluding, the redemption date if:

•

the Merger is not completed on or before December 31, 2010 or, subject to the deposit with the Escrow Agent of cash or government securities sufficient to fund the special mandatory redemption payment thereon, March 31, 2011 (the “Merger Termination Date”);

•	the required refinancing transactions, as set forth in the Merger Agreement, are not completed at or before the Merger Termination Date;

•	the Merger Agreement is terminated before the Merger Termination Date;

•	an event of default shall have occurred and be continuing under the Indenture; or

•	at any time, RRI Energy and Mirant, in their sole judgment, determine jointly that the refinancing transactions will not be completed on or before the Merger Termination Date.

Upon completion of the Merger, GenOn Escrow will merge with and into RRI Energy (to be renamed GenOn Energy, Inc. (“GenOn Energy”)) and RRI Energy will assume all of GenOn Escrow’s obligations under the Senior Notes and the Indenture and the funds held in escrow will be released to GenOn Energy.

The Indenture includes covenants restricting RRI Energy from incurring additional liens and from paying dividends or purchasing capital stock. In the event of a change of control of GenOn Energy, holders of the Senior Notes have the right to require GenOn Energy to purchase the outstanding Senior Notes at a price equal to 101% of the principal amount plus accrued and unpaid interest and additional interest (as defined in the Indenture), if any. The Senior Notes will be subject to acceleration of GenOn Energy’s obligations thereunder upon the occurrence of certain events of default, including: (i) default in interest payment for 30 days, (ii) default in the payment of principal or premium, if any, (iii) failure after 90 days of specified notice to comply with any other agreements in the Indenture, (iv) certain cross-acceleration events, (v) failure by GenOn Energy or its significant subsidiaries to pay certain final and non-appealable judgments after 90 days and (vi) certain events of bankruptcy and insolvency.

The Senior Notes are the sole obligation of GenOn Escrow and are not guaranteed by Mirant or any of its other subsidiaries or RRI Energy or any of its subsidiaries. Following the Merger, Mirant expects the Senior Notes to be the sole obligation of GenOn Energy and does not anticipate that they will be guaranteed by any subsidiary of GenOn Energy.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Report.

Cautionary Language Regarding Forward-Looking Statements

Some of the statements included herein involve forward-looking information. Mirant cautions that these statements involve known and unknown risks and that there can be no assurance that such results will occur. There are various important factors that could cause actual results to differ materially from those indicated in the forward-looking statements, such as, but not limited to, legislative and regulatory initiatives regarding deregulation, regulation or restructuring of the industry of generating, transmitting and distributing electricity (the “electricity industry”); changes in state, federal and other regulations affecting the electricity industry (including rate and other regulations); changes in, or changes in the application of, environmental and other laws and regulations to which Mirant and its subsidiaries and affiliates are or could become subject; the failure of Mirant’s plants to perform as expected, including outages for unscheduled maintenance or repair; environmental regulations that restrict Mirant’s ability or render it uneconomic to operate its business, including regulations related to the emission of CO2 and other greenhouse gases; increased regulation that limits Mirant’s access to adequate water supplies and landfill options needed to support power generation or that increases the costs of cooling water and handling, transporting and disposing off-site of ash and other byproducts; changes in market conditions, including developments in the supply, demand, volume and pricing of electricity and other commodities in the energy markets, including efforts to reduce demand for electricity and to encourage the development of renewable sources of electricity, and the extent and timing of the entry of additional competition in our markets; continued poor economic and financial market conditions, including impacts on financial institutions and other current and potential counterparties and negative impacts on liquidity in the power and fuel markets in which Mirant and its subsidiaries hedge and transact; increased credit standards, margin requirements, market volatility or other market conditions that could increase Mirant’s obligations to post collateral beyond amounts that are expected, including additional collateral costs associated with over-the-counter hedging activities as a result of new or proposed rules and regulations governing derivative financial instruments; Mirant’s inability to access effectively the over-the-counter and exchange-based commodity markets or changes in commodity market conditions and liquidity, including as a result of new or proposed rules and regulations governing derivative financial instruments, which may affect Mirant’s ability to engage in asset management, proprietary trading and fuel oil management activities as expected, or result in material gains or losses from open positions; deterioration in the financial condition of Mirant’s counterparties and the failure of such parties to pay amounts owed to Mirant or to perform obligations or services due to Mirant beyond collateral posted; hazards customary to the power generation industry and the possibility that Mirant may not have adequate insurance to cover losses resulting from such hazards or the inability of Mirant’s insurers to provide agreed upon coverage; the expected timing and likelihood of completion of the Merger, including the timing, receipt and terms and conditions of required stockholder, governmental and regulatory approvals that may reduce anticipated benefits or cause the parties to abandon the Merger; the diversion of management’s time and attention from our ongoing business during the time Mirant is seeking to complete the Merger; the ability to maintain relationships with employees, customers and suppliers; the ability to integrate successfully the businesses and realize cost savings and any other synergies; and the risk that credit ratings of the combined company or its subsidiaries may be different from hat the companies expect; price mitigation strategies employed by ISOs or RTOs that reduce Mirant’s revenue and may result in a failure to compensate Mirant’s generating units adequately for all of their costs; changes in the rules used to calculate capacity, energy and ancillary services payments; legal and political challenges to the rules used to calculate capacity, energy and ancillary services payments; volatility in Mirant’s gross margin as a result of Mirant’s accounting for derivative financial instruments used in its asset management, proprietary trading and fuel oil management activities and volatility in its cash flow from operations resulting from working capital requirements, including collateral, to support its asset management, proprietary trading and fuel oil management activities; Mirant’s ability to enter into intermediate and long-term contracts to sell power or to hedge our future expected generation of power, and to obtain adequate supply and delivery of fuel for its generating facilities, at Mirant’s required specifications and on terms and prices acceptable to it; the failure to utilize new or advancements in power generation technologies; the inability of Mirant’s operating subsidiaries to generate sufficient cash flow to support its operations; the potential limitation or loss of Mirant’s net operating losses notwithstanding a continuation of its stockholder rights plan; Mirant’s ability to borrow additional funds and access capital markets; strikes, union activity or labor unrest; Mirant’s ability to obtain or develop capable leaders and its ability to retain or replace the services of key employees; weather and other natural phenomena, including hurricanes and earthquakes; the cost and availability of emissions allowances; curtailment of operations and reduced prices for electricity resulting from transmission constraints; Mirant’s ability to execute its business plan in California, including entering into new tolling arrangements in respect of its existing generating facilities; Mirant’s ability to execute its development plan in respect of its Marsh Landing generating facility and completing the construction of the generating facility by mid-2013; Mirant’s relative lack of geographic diversification of revenue sources resulting in concentrated exposure to the Mirant Mid-Atlantic market; the ability of lenders under Mirant North America’s revolving credit facility to perform their obligations; war, terrorist activities, cyberterrorism and inadequate cybersecurity, or the occurrence of a catastrophic loss; the failure to provide a safe working environment for Mirant’s employees and visitors thereby increasing Mirant’s exposure to additional liability, loss of productive time, other costs, and a damaged reputation; Mirant’s consolidated indebtedness and the possibility that Mirant or its subsidiaries may incur additional indebtedness in the future; restrictions on the ability of Mirant’s subsidiaries to pay dividends, make distributions or otherwise transfer funds to Mirant, including restrictions on Mirant North America contained in its financing agreements and restrictions on Mirant Mid-Atlantic contained in its leveraged lease documents, which may affect Mirant’s ability to access the cash flows of those subsidiaries to make debt service and other payments; the failure to comply with, or monitor provisions of Mirant’s loan agreements and debt may lead to a breach and, if not remedied, result in an event of default thereunder, which would limit access to needed capital and damage Mirant’s reputation and relationships with financial institutions; and the disposition of the pending litigation described in Mirant’s Form 10-Q for the quarter ended June 30, 2010, filed with the SEC.

Mirant undertakes no obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise. The foregoing review of factors that could cause Mirant’s actual results to differ materially from those contemplated in the forward looking statements included in this Current Report on Form 8-K should be considered in connection with information regarding risks and uncertainties that may affect Mirant’s future results included in Mirant’s filings with the SEC at www.sec.gov.

Additional Information and Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Merger, RRI Energy filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of RRI Energy and Mirant that also constitutes a prospectus of RRI Energy. The registration statement was declared effective by the SEC on September 13, 2010. RRI Energy and Mirant urge investors and shareholders to read the registration statement, and any other relevant documents filed with the SEC, including the joint proxy statement/prospectus that is a part of the registration statement, because they contain or will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from RRI Energy’s website (www.rrienergy.com) under the tab “Investor Relations” and then under the heading “Company Filings.” You may also obtain these documents, free of charge, from Mirant’s website (www.mirant.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants in The Merger Solicitation

RRI Energy, Mirant, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from RRI Energy and Mirant shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RRI Energy and Mirant shareholders in connection with the Merger is contained in the joint proxy statement/prospectus. You can find information about RRI Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2010. You can find information about Mirant’s executive officers and directors in its definitive proxy statement filed with the SEC on March 26, 2010 and supplemented on April 28, 2010. Additional information about RRI Energy’s executive officers and directors and Mirant’s executive officers and directors can be found in the above-referenced registration statement on Form S-4. You can obtain free copies of these documents from RRI Energy and Mirant as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2010

Mirant Corporation

/s/ Angela M. Nagy
Angela M. Nagy
Vice President and Controller
(Principal Accounting Officer)